SECOND AMENDMENT TO CREDIT AGREEMENT

          This SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment) dated as of March 1, 2006, by and among PREIT ASSOCIATES, L.P. (the “Borrower”), PENNSYLVANIA REAL ESTATE INVESTMENT TRUST (the “Parent”), each of the Guarantors party hereto, each of the Lenders party hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (the “Agent”).

          WHEREAS, the Borrower, the Parent, the Lenders and the Agent have entered into that certain Credit Agreement dated as of November 20, 2003 (as amended and in effect immediately prior to the date hereof, the “Credit Agreement”); and

          WHEREAS, the Borrower, the Parent, the Lenders and the Agent desire to amend certain provisions of the Credit Agreement on the terms and conditions contained herein.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

          Section 1. Specific Amendments to Credit Agreement. The parties hereto agree that the Credit Agreement is amended as follows:

          (a)      The Credit Agreement is hereby amended by adding to Annex I to the Credit Agreement the following definition in the appropriate alphabetical order:

                    “Second Amendment Effective Date” means March 1, 2006.

          (b)      The Credit Agreement is amended by deleting the definition of the term “Applicable Margin” set forth in Annex I to the Credit Agreement in its entirety and substituting in its place the following definition:

“Applicable Margin” means the percentage rate set forth below corresponding to the ratio of Total Liabilities to Gross Asset Value as determined in accordance with Section 8.1.(b) in effect at such time:

Level	Ratio of Total Liabilities to Gross Asset Value	Applicable Margin
1	Less than or equal to 0.50 to 1.00	0.95%
2	Greater than 0.50 to 1.00 but less than or equal to 0.55 to 1.00	1.05%
3	Greater than 0.55 to 1.00 but less than or equal to 0.60 to 1.00	1.20%
4	Greater than 0.60 to 1.00	1.40%

The Applicable Margin shall be determined by the Agent from time to time, based on the ratio of Total Liabilities to Gross Asset Value as set forth in the Pricing Certificate most recently delivered by the Borrower pursuant to Section 7.1.(g). Any adjustment to the Applicable Margin shall be effective as of the date the quarterly financial statements are required to be delivered pursuant to Section 7.1.(a) or as of the date the annual financial statements are required to be delivered pursuant to Section 7.1.(b), as the case may be. Notwithstanding the foregoing, for the period from the Second Amendment Effective Date through but excluding the first date after the Second Amendment Effective Date on which the Agent determines the Applicable Margin for Loans as set forth above, such Applicable Margin shall be determined with respect to Level 1. Thereafter, such Applicable Margin shall be adjusted from time to time as set forth above.

           (c)      The Credit Agreement is amended by deleting the percentage “8.25%” in clause (e)(i) of the definition of the term “Gross Asset Value” set forth in Annex I to the Credit Agreement and substituting in its place the percentage “7.50%”.

           (d)      The Credit Agreement is amended by deleting clause (g) in the definition of the term “Gross Asset Value” set forth in Annex I to the Credit Agreement in its entirety and substituting in its place the following:

(g) the purchase price paid by the Parent or any Subsidiary (less any amounts paid to the Parent or such Subsidiary as a purchase price adjustment, held in escrow, retained as a contingency reserve, or in connection with other similar arrangements) for any Property acquired by the Parent or such Subsidiary during the immediately preceding four fiscal quarters of the parent, plus

           (e)      The Credit Agreement is amended by deleting the percentage “8.25%” in the first sentence and in clause (c) of the second sentence of the definition of the term “Operating Real Estate Value” set forth in Annex I to the Credit Agreement and substituting in each such place the percentage “7.50%”.

           (f)      The Credit Agreement is amended by deleting clause (a) in the definition of the term “Operating Real Estate Value” set forth in Annex 1 to the Credit Agreement in its entirety and substituting in its place the following:

(a) Adjusted NOI from Properties acquired by the Parent, any Subsidiary or any Unconsolidated Affiliate during the immediately preceding four fiscal quarters of the Parent or disposed of by such Person during the immediately preceding fiscal quarter of the Parent, shall be excluded,

           (g)      The Credit Agreement is amended by deleting the date “November 20, 2007” in the definition of the term “Termination Date” set forth in Annex I to the Credit Agreement and substituting in its place the date “January 20, 2009”.

          (h)      The Credit Agreement is amended by deleting the percentage “10.0%” in the first sentence of Section 2.2(a) and substituting in its place the percentage “20.0%”.

          (i)      The Credit Agreement is amended by deleting the reference to “$35,000,000” in the first sentence of Section 2.3(a) and substituting in its place a reference to “$50,000,000”.

          (j)      The Credit Agreement is amended by deleting the Section 8.1(c) in its entirety and substituting in its place the following:

(c) Ratio of EBITDA to Interest Expense. The Parent shall not permit the ratio of (i) EBITDA of the Parent and its Subsidiaries determined on a consolidated basis for the period of four consecutive fiscal quarters most recently ending to (ii) Interest Expense of the Parent and its Subsidiaries determined on a consolidated basis for such period, to be less than 1.80 to 1 for any such period.

          (k)      The Credit Agreement is amended by deleting Section 8.1(e)(iv) in its entirely and substituting in its place the following:

(iv) Investments in Subsidiaries that are not Wholly Owned Subsidiaries and Investments in Unconsolidated Affiliates such that the aggregate value of such Investments calculated on the basis of cost, exceeds 20.0% of Gross Asset Value.

          (l)      The Credit Agreement is amended by deleting Section 8.1.(k) in its entirety and substituting in its place the following:

(k) Ratio of EBITDA to Indebtedness. The Parent shall not permit the ratio of (i) EBITDA of the Parent and its Subsidiaries determined on a consolidated basis for the period of four consecutive fiscal quarters most recently ending to (ii) all Indebtedness of the Parent, its Subsidiaries and Unconsolidated Affiliates determined on a consolidated basis at the end of such period, to be less than 0.115 to 1 for any such period. For purposes of determining this ratio, if a Property has been acquired during the past four quarters, the amount of EBITDA attributable to such Property and to be included in the ratio shall be determined as follows: (x) if the Property was acquired more than 30 days prior to the date of determination of the ratio, the EBITDA for the Property since the date such Property was acquired by the Parent, the Borrower, any other Subsidiary or an Unconsolidated Affiliate, as the case may be, shall be appropriately annualized and (y) otherwise, the amount of EBITDA for such Property shall be the actual EBITDA attributable to the Property during the last four consecutive fiscal quarters most recently ended. Any certification by the Parent or the Borrower of EBITDA included under the immediately preceding clause (y), shall be limited to their knowledge.

          Section 2. Conditions Precedent. The effectiveness of this Amendment is subject to receipt by the Agent of each of the following, each in form and substance satisfactory to the Agent:

          (a)     A counterpart of this Amendment duly executed by the Borrower, each of the Guarantors and each of the Lenders;

          (b)     Evidence that the modification fee referenced in Section 7 of this Amendment has been paid;

          (c)     Evidence that all fees, costs and expenses of the Agent, including without limitation the fees of Agent’s counsel, incurred in connection with the negotiation, documentation and closing of this Amendment and related documents and agreements have been paid; and

          (d)     Such other documents, instruments and agreements as the Agent may reasonably request.

          Section 3. Representations. The Parent and the Borrower each represents and warrants to the Agent and the Lenders that:

          (a)     Authorization. The Parent, the Borrower and each other Loan Party each has the right and power, and has taken all necessary action to authorize it, to execute and deliver this Amendment and to perform its obligations hereunder and under the Credit Agreement, as amended by this Amendment, in accordance with their respective terms. This Amendment has been duly executed and delivered by the duly authorized officers of the Parent (on behalf of itself and as general partner of the Borrower) and each Loan Party and each of this Amendment, and the Credit Agreement as amended by this Amendment, is a legal, valid and binding obligation of each of the Parent, the Borrower and each other Loan Party enforceable against each such Person in accordance with its respective terms, except as the same may be limited by bankruptcy, insolvency, fraudulent conveyance and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations (other than the payment of principal) contained herein or therein may be limited by equitable principles generally.

          (b)     Compliance with Laws, etc. The execution and delivery of this Amendment, and the performance of this Amendment, and the Credit Agreement as amended by this Amendment, in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice, or both: (i) require any Governmental Approval or violate any Applicable Law (including all Environmental Laws) relating to any Loan Party or any other Subsidiary; (ii) result in a breach of or constitute a default under the declaration of trust, certificate or articles of incorporation, bylaws, partnership agreement or other organizational documents of any Loan Party or any other Subsidiary, or any indenture, agreement or other instrument to which any Loan Party or any other Subsidiary is a party or by which it or any of its respective properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by any Loan Party or any other Subsidiary other than in favor of the Agent for the benefit of the Lenders.

          (c)     No Default. No Default or Event of Default has occurred and is continuing as of the date hereof nor will exist immediately after giving effect to this Amendment.

          Section 4. Reaffirmation of Representations. The Parent and the Borrower each hereby repeats and reaffirms all representations and warranties made by such Person to the Agent and the Lenders in the Credit Agreement and the other Loan Documents to which it is a party on and as of the date hereof except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties were true and accurate on and as of such earlier date) and except for changes in factual circumstances not prohibited under the Loan Documents.

          Section 5. Reaffirmation of Guaranty by Guarantors. Each Guarantor hereby reaffirms its continuing obligations to the Agent and the Lenders under the Guaranty and agrees that the transactions contemplated by this Amendment shall not in any way affect the validity and enforceability of the Guaranty or reduce, impair or discharge the obligations of such Guarantor thereunder.

          Section 6. Certain References. Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.

          Section 7. Modification Fee. In consideration of the Lenders amending the Credit Agreement as provided herein, the Borrower agrees to pay to the Agent for the account of each Lender a modification fee in an amount equal to 0.125% of such Lender’s Revolving Commitment.

          Section 8. Expenses. The Borrower shall reimburse the Agent upon demand for all reasonable costs and expenses (including reasonable attorneys’ fees) incurred by the Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

          Section 9. Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

          Section 10. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH COMMONWEALTH.

          Section 11. Effect. Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

          Section 12. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

          Section 13. Definitions. All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Credit Agreement to be executed as of the date first above written.

BORROWER

PREIT ASSOCIATES, L.P.

By:	Pennsylvania Real Estate Investment Trust, its general partner

By: /s/ Bruce Goldman Name: Bruce Goldman Title: Executive Vice President

PARENT

PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

By: /s/ Bruce Goldman Name: Bruce Goldman Title: Executive Vice President

[Guarantor Signature Pages to Second Amendment
to Credit Agreement with PREIT Associates, L.P.]
PREIT-RUBIN, INC.
RUBIN II, INC.
PREIT-RUBIN OP, INC.
CROWN AMERICAN GC INC.
CROWN AMERICAN VENTURES, INC.
CROWN LYCOMING SERVICES ASSOCIATES
CROWN AMERICAN SERVICES CORPORATION
RUBIN II, INC.
PREIT-RUBIN OP, INC.

By: /s/ Bruce Goldman Name: Bruce Goldman Title: Executive Vice President

PR SPRINGFIELD ASSOCIATES, L.P.
By: PR Springfield Trust, by its duly authorized Trustee

By: /s/ Jeffrey A. Linn Name: Jeffrey A. Linn Title: Trustee

PR SPRINGFIELD TRUST, by its duly authorized Trustee

By: /s/ Jeffrey A. Linn Name: Jeffrey A. Linn Title: Trustee

PR JACKSONVILLE LIMITED PARTNERSHIP

By: PR Jacksonville LLC, general partner

By: /s/ Jeffrey A. Linn Name: Jeffrey A. Linn Title: Director

PR JACKSONVILLE LLC

By: /s/ Jeffrey A. Linn Name: Jeffrey A. Linn Title: Director

PR JK LLC

By: /s/ Jeffrey A. Linn Name: Jeffrey A. Linn Title: Director

1150 PLYMOUTH ASSOCIATES, INC. EXTON LICENSE, INC. R8267 PLYMOUTH ENTERPRISES, INC.

By: /s/ George Rubin Name: George Rubin Title: President

PREIT PROTECTIVE TRUST 1, by its duly authorized Trustee
By: PREIT-RUBIN, Inc., Trustee

By: /s/ Bruce Goldman Name: Bruce Goldman Title: Executive Vice President

PREIT TRS, INC.

By: /s/ Bruce Goldman
Name: Bruce Goldman
Title: President

ECHELON BEVERAGE LLC
By: /s/ Cynthia Boulden
Name: Cynthia Boulden
Title: Manager

PR CHRISTIANA LLC	PR GALLERY I LIMITED PARTNERSHIP
By: PREIT Associates, L.P., sole member	By: PR Gallery I LLC, sole general partner
JACKSONVILLE ASSOCIATES	By: PREIT Associates, L.P., sole member
By: PR South Blanding LLC, general partner	PR GALLERY I LLC
By: PREIT Associates, L.P., sole member	By: PREIT Associates, L.P., sole member
PR SOUTH BLANDING LLC	PR PLYMOUTH MEETING LIMITED PARTNERSHIP
By: PREIT Associates, L.P., sole member	By: PR Plymouth Meeting LLC, sole general
PR INTERSTATE CONTAINER LLC	Partner
By: PREIT Associates, L.P., sole member	By: PREIT Associates, L.P., sole member
PR 8000 NATIONAL HIGHWAY, L.P.	PR PLYMOUTH MEETING LLC
By: PR 8000 National Highway LLC, sole	By: PREIT Associates, L.P., sole member
general partner	PR EXTON LIMITED PARTNERSHIP
By: PREIT Associates, L.P., sole member	By: PR Exton LLC, sole general partner
PR 8000 NATIONAL HIGHWAY LLC	By: PREIT Associates, L.P., sole member
By: PREIT Associates, L.P., sole member	PR EXTON LLC
PR 8000 AIRPORT HIGHWAY, L.P.	By: PREIT Associates, L.P., sole member
By: PR 8000 Airport Highway LLC, sole	PR MOORESTOWN LIMITED PARTNERSHIP
general partner	By: PR Moorestown LLC, sole general partner
By: PREIT Associates, L.P., sole member	By: PREIT Associates, L.P., sole member
PR 8000 AIRPORT HIGHWAY LLC	PR MOORESTOWN LLC
By: PREIT Associates, L.P., sole member	By: PREIT Associates, L.P., sole member
ROOSEVELT II ASSOCIATES, L.P.	PR ECHELON LIMITED PARTNERSHIP
By: PR Northeast LLC, sole general partner	By: PR Echelon LLC, sole general partner
By: PREIT Associates, L.P., sole member	By: PREIT Associates, L.P., sole member
PR FESTIVAL LIMITED PARTNERSHIP	PR ECHELON LLC
By: PR Festival LLC, sole general partner	By: PREIT Associates, L.P., sole member
By: PREIT Associates, L.P., sole member	PLYMOUTH GROUND ASSOCIATES LP
PR FESTIVAL LLC	By: Plymouth Ground Associates LLC, sole general
By: PREIT Associates, L.P., sole member	By: PREIT Associates, L.P., sole member
PR FLORENCE LLC	PLYMOUTH GROUND ASSOCIATES LLC
By: PREIT Associates, L.P., sole member	By: PREIT Associates, L.P., sole member
PR TITUS LIMITED PARTNERSHIP	CUMBERLAND MALL ASSOCIATES, LLC
By: PR Titus LLC, sole member	By: PR Cumberland GP, LLC, sole general partner
By: PREIT Associates, L.P., sole member	By: PREIT Associates, L.P., sole member
PR TITUS LLC	PR CUMBERLAND GP LLC
By: PREIT Associates, L.P., sole member	By: PREIT Associates, L.P., sole member
PR WARRINGTON LIMITED PARTNERSHIP	PR CUMBERLAND LP LLC
By: PR Warrington LLC, sole general partner	By: PREIT Associates, L.P., sole member
By: PREIT Associates, L.P., sole member	PR CUMBERLAND OUTPARCEL LLC
PR WARRINGTON LLC	By: PREIT Associates, L.P., sole member
By: PREIT Associates, L.P., sole member	PREIT GADSDEN MALL LLC
PRGL PAXTON LIMITED PARTNERSHIP	By: PREIT Associates, L.P., sole member
By: PR Paxton LLC, sole general partner	PREIT GADSDEN OFFICE LLC
By: PREIT Associates, L.P., sole member	By: PREIT Associates, L.P., sole member
PR PAXTON LLC
By: PREIT Associates, L.P., sole member

By: Pennsylvania Real Estate Investment Trust, sole general partner

By: /s/ Bruce Goldman Name: Bruce Goldman Title: Executive Vice President

PR NORTHEAST LIMITED PARTNERSHIP	PR CROSSROAD I LLC
By: PR Northeast LLC, sole general partner	By: PREIT Associates, L.P., sole member
By: PREIT Associates, L.P., sole member	PR CROSSROADS II LLC
PR NORTHEAST LLC	By: PREIT Associates, L.P., sole member
By: PREIT Associates, L.P., sole member	PR VALLEY LIMITED PARTNERSHIP
ROOSEVELT ASSOCIATES, L.P.	By: PR Valley LLC, sole general partner
By: PR Northeast LLC, sole general partner	By: PREIT Associates, L.P., sole member
By: PREIT Associates, L.P., sole member	PR VALLEY LLC
PR BVM LLC	By: PREIT Associates, L.P., sole member
By: PREIT Associates, L.P., sole member	PR VALLEY VIEW DOWNS LIMITED PARTNERSHIP
PR AEKI PLYMOUTH L.P.	By: PR Valley View Downs LLC, sole general partner
By: PR AEKI Plymouth LLC, sole general partner	By: PREIT Associates, L.P., sole member
PR AEKI PLYMOUTH LLC	PR VALLEY VIEW DOWNS LLC
By: PREIT Associates, L.P., sole member	By: PREIT Associates, L.P., sole member
PREIT SERVICES LLC	PR ORLANDO FASHION SQUARE LLC
By: PREIT Associates, L.P., sole member	By: PREIT Associates, L.P., sole member
PR NEW GARDEN, L.P.	PR NORTHEAST WHITAKER AVENUE, L.P.
By: PR New Garden LLC, sole general	By: PR Northeast Whitaker Avenue LLC, sole general partner
partner	By: PREIT Associates, L.P., sole member
By: PREIT Associates, L.P., sole member	PR NORTHEAST WHITAKER AVENUE LLC
PR NEW GARDEN LLC	By: PREIT Associates, L.P., sole member
By: PREIT Associates, L.P., sole member	PR LACEY LLC
PR WESTGATE LIMITED PARTNERSHIP	By: PREIT Associates, L.P., sole member
By: PR Westgate LLC, sole general	PR HOLDING SUB LIMITED PARTNERSHIP
Partner	By: PR Holding Sub LLC, sole general partner
By: PREIT Associates, L.P., sole member	By: PREIT Associates, L.P., sole member
PR WESTGATE LLC	PR HOLDING SUB LLC
By: PREIT Associates, L.P., sole member	By: PREIT Associates, L.P., sole member
PR WIREGRASS COMMONS LLC	PR ACQUISITION SUB LLC
By: PREIT Associates, L.P., sole member	By: PREIT Associates, L.P., sole member
PR SCHUYLKILL LIMITED PARTNERSHIP
By: PR Schuylkill LLC, sole general partner
By: PREIT Associates, L.P., sole member
PR SCHUYLKILL LLC
By: PREIT Associates, L.P., sole member

By: Pennsylvania Real Estate Investment Trust, sole general partner

By: /s/ Bruce Goldman Name: Bruce Goldman Title: Executive Vice President

ECHELON TITLE, LLC	KEYSTONE PHILADELPHIA PROPERTIES, L.P.
By: PR Echelon Limited Partnership, sole member	By: Keystone Philadelphia Properties, LLC, general partner
By: PR Echelon LLC, general partner	By: PR Gallery II, LLC, sole member
By: PREIT Associates, L.P., sole member	By: PREIT Associates, L.P., sole member
EXTON SQUARE PROPERTY LLC	KEYSTONE PHILADELPHIA PROPERTIES, LLC
By: X-I Holding L.P., managing member	By: PR Gallery II, LLC, sole member
By: XGP LLC, general partner	By: PREIT Associates, L.P., sole member
By: PR Exton Limited Partnership, sole member	PR GALLERY II LIMITED PARTNERSHIP
By: PR Exton LLC, general partner	By: PR Gallery II LLC, general partner
By: PREIT Associates, L.P., sole member	By: PREIT Associates, L.P., sole member
EXTON SQUARE 1, LLC	PR GALLERY II LLC
EXTON SQUARE 2, LLC	By: PREIT Associates, L.P., sole member
EXTON SQUARE 3, LLC	MOOORESTOWN MALL LLC
EXTON SQUARE 4, LLC	By: PR Moorestown Limited Partnership, sole member
EXTON SQUARE 5, LLC	By: PR Moorestown LLC, general partner
EXTON SQUARE 6, LLC	By: PREIT Associates, L.P., sole member
EXTON SQUARE 7, LLC	PR RADIO DRIVE LLC
EXTON SQUARE 8, LLC	By: PREIT Associates, L.P., sole member
EXTON SQUARE 9, LLC
EXTON SQUARE 10, LLC
EXTON SQUARE 11, LLC
By: X-II Holding L.P., sole member
By: XGP LLC, general partner
By: PR Exton Limited Partnership, sole member
By: PR Exton LLC, general partner
By: PREIT Associates, L.P., sole member
PR SWEDES SQUARE LLC
By: PREIT Associates, L.P., sole member
XGP LLC
By: PR Exton Limited Partnership, sole member
By: PR Exton LLC, general partner
By: PREIT Associates, L.P., sole member
X-I HOLDING L.P.
By: XGP LLC, general partner
By: PR Exton Limited Partnership, sole member
By: PR Exton LLC, general partner
By: PREIT Associates, L.P., sole member
X-II HOLDING L.P.
By: XGP LLC, general partner
By: PR Exton Limited Partnership, sole member
By: PR Exton LLC, general partner
By: PREIT Associates, L.P., sole member

By: Pennsylvania Real Estate Investment Trust, sole general partner

By: /s/ Bruce Goldman Name: Bruce Goldman Title: Executive Vice President

AGENT AND THE LENDERS

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent, Swingline Lender and as a Lender

By: /s/ Charles J. Cooke, Jr. Name: Charles J. Cook, Jr. Title: Vice President

U.S. BANK NATIONAL ASSOCIATION

By: /s/ Renee Lewis Name: Renee Lewis Title: Vice President

COMMERZBANK AG NEW YORK AND GRAND CAYMAN BRANCHES

By: /s/ Ralph C. Marra, Jr. Name: Ralph C. Marra, Jr. Title: Vice President

By: /s/ Kerstin Micke Name: Kerstin Micke Title: Assistant Vice President

MANUFACTURERS & TRADERS TRUST COMPANY

By: /s/ Bernard T. Shields Name: Bernard T. Shields Title: Vice President

JPMORGAN CHASE BANK, N.A. (successor by merger to BANK ONE, NA)

By: /s/ Marc E. Costantino Name: Marc E. Constantino Title: Vice President

EUROHYPO AG, NEW YORK BRANCH

By: /s/ John Lippmann Name: John Lippmann Title: Vice President

By: /s/ Alice Ha Name: Alice Ha Title: Associate

WACHOVIA BANK, NATIONAL ASSOCIATION

By: /s/ Kimberly A. Ludtke Name: Kimberly A. Ludtke Title: Vice President

UNION BANK OF CALIFORNIA, N.A

By: /s/ Jack Kissane Name: Jack Kissane Title: Vice President

ALLIED IRISH BANKS, P.L.C.

By: /s/ Kathryn E. Murdoch Name: Kathryn E. Murdoch Title: Vice President

By: /s/ Thomas Fritton Name: Thomas Fritton Title: Vice President

CITIZENS BANK OF PENNSYLVANIA

By: /s/ Kellie Anderson
Name: Kellie Anderson
Title: Vice President

NATIONAL CITY BANK

By: /s/ Tara Handforth
Name: Tara Handforth
Title: Vice President

WILMINGTON TRUST OF PENNSYLVANIA

By: /s/ Greg A. Hartin
Name: Greg A. Hartin
Title: Vice President

BANK OF AMERICA, N.A

By: /s/ Robert J. Epstein
Name: Robert J. Epstein
Title: Vice President

CITICORP NORTH AMERICA, INC.

By: /s/ Jeanne M. Craig
Name: Jeanne M. Craig
Title: Vice President

FIRSTRUST BANK

By: /s/ Bruce A. Gillespie
Name: Bruce A. Gillespie
Title: Vice President

SOVEREIGN BANK

By: /s/ Matthew A. Anzideo Name: Matthew A. Anzideo Title: Vice President